UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report

                                 August 6, 2007

                              COMPUDYNE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)

        0-29798                                          23-1408659
        -------                                          ----------
(Commission File Number)                 (I.R.S. employer identification number)


      2530 Riva Road, Suite 201
        Annapolis, Maryland                                 21401
      -------------------------                             -----
(Address of principal executive office)                   (Zip code)

               Registrant's telephone number, including area code
                                 (410) 224-4415


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On August 2, 2007, the Board of Directors of CompuDyne Corporation (the "Registrant") adopted amendments (the "Amendments")to the:

          - CompuDyne Corporation 2005 Stock Incentive Compensation Plan for Employees filed with the Registrant's Proxy Statement dated April 29, 2005 for its 2005 Annual Meeting of Shareholders;

          - CompuDyne Corporation 2005 Stock Option Plan for Non-Employee Directors filed with the Registrant's Proxy Statement dated April 29, 2005 for its 2005 Annual Meeting of Shareholders;

          - Amended and Restated CompuDyne Corporation 1996 Stock Incentive Compensation Plan for Employees filed with the Registrant's Proxy Statement dated April 29, 2004 for its 2004 Annual Meeting of Shareholders; and

          - CompuDyne Corporation 1996 Stock Option Plan as Amended for Non-Employee Directors filed with the Registrant's Proxy Statement dated April 30, 2003 for its 2003 Annual Meeting of Shareholders.

         The Amendments permit a cashless exercise of options by the participants under each plan. Further, the Amendments permit participants to satisfy federal, state and local tax withholding requirements attributable to an exercise by remitting shares of common stock of the Registrant, including those shares acquired through the exercise of the option.

Copies of the Amendments are attached to this report as Exhibits 10.1, 10.2,
10.3 and 10.4 and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

      Exhibit No.       Description
      -----------       -----------

      10.1              Amendment No. 2007-1 to CompuDyne Corporation 2005 Stock
                              Incentive Plan for Employees

      10.2              Amendment No. 2007-1 to CompuDyne Corporation 2005 Stock
                              Option Plan for Non-Employee Directors

      10.3              Amendment No. 2007-1 to Amended and Restated CompuDyne
                              Corporation 1996 Stock Incentive Compensation Plan for Employees

      10.4              Amendment No. 2007-1 to CompuDyne Corporation 1996 Stock
                              Option Plan for Non-Employee Directors

SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2007



                                COMPUDYNE CORPORATION



                                By: /s/ Geoffrey F. Feidelberg
                                    --------------------------
                                     Geoffrey F. Feidelberg
                                Its: Chief Financial Officer